BLEND ANNOUNCES STRATEGIC AND FINANCIAL INITIATIVES TO ACHIEVE PATH TO PROFITABILITY

Total cost reductions expected to deliver cumulative savings of over $100 million by end of 2023 relative to Q3 2022 when fully implemented

Elevation of Blend Builder enhances revenue generation and margin profile with platform-as-a-service component

Leadership appointments highlight Blend’s transition to a platform company

January 10, 2023

SAN FRANCISCO--(BUSINESS WIRE)-- Blend (NYSE: BLND) announced today a series of specific initiatives that support its previously communicated plan to accelerate its path to profitability. Blend will be hosting a conference call for the investment community this afternoon at 4:30 p.m. EST to discuss today’s announcement.

The initiatives announced today aim to right-size the Company’s cost structure, focus its investments on the highest potential growth opportunities, and realign its leadership to drive the Company’s transition from a product company to a platform company. Specifically, they include:

•A 28% reduction in Blend’s onshore employee base impacting Blend Title and corporate operations in R&D, sales and marketing and general and administrative functions. This latest reduction in force and prior savings initiatives are expected to reduce Blend’s annualized cost of revenue and operating expenses by over $100 million in the aggregate on a non-GAAP basis exiting calendar 2023 relative to the third quarter of 2022.

•Implementation of planned enhancements to Blend’s go-to-market and investment strategies designed to enhance the Company’s product suite, revenue models and gross margins, including:

◦Allocating an increased portion of operating expenses into Blend Builder, the Company’s configurable software platform, which carries a subscription fee on top of success based transaction fees. This platform is already the foundation of Blend’s non-mortgage offerings, and over time will give mortgage lenders the flexibility and power they need to differentiate from their competitors.
◦And for Blend’s large mortgage customer base, focusing on helping lenders be even more efficient by implementing the large backlog of features built over the past several years, including Loan Officer Toolkit, Self-serve Prequalification, Blend Income, and Blend Close.

•The appointment of Amir Jafari as Head of Finance & Administration, a new position that will oversee Finance, People Operations, Legal, Compliance, IT and Information Security. As part of this transition, Blend President Tim Mayopoulos will leave his management role in the first quarter, while remaining a member of the Board of Directors; Head of Finance Marc Greenberg will depart Blend after a transition period that includes the filing of the Company’s Form 10-K with the SEC in March 2023; and Head of Legal, Compliance, and Risk Crystal Sumner will depart Blend in early February. Upon Sumner’s departure, Winnie Ling, who currently leads the Company’s corporate and securities legal functions, will become Head of Legal, reporting to Jafari.

“Over recent months we have undertaken ambitious financial and strategic planning to align our cost structure, innovation spend and go-to-market focus with both current market realities and how our customers most want to leverage our platform,” said Nima Ghamsari, Head of Blend. “Today we’re announcing a comprehensive set of initiatives that affirms and accelerates our previously communicated path to profitability, including enabling Blend to realize enhanced gross margins from our Blend Platform offerings, including mortgage banking, beginning as soon as the second half of 2023.

“A key step in that effort is the significant reduction in our overall expenses. This move requires the very difficult but necessary decision to say goodbye to many talented people as we align the organization for market realities and prepare for future growth,” Ghamsari continued.

“We are also advancing our planned transition from a multiple point-solution model to a platform business. This journey entails enhancing our go-to-market model around our Blend Builder offering, our composable origination platform that our customers can use to accelerate their digital transformation across product lines in areas like consumer banking and home equity lending. The platform will also provide our mortgage customers the flexibility they need in a rapidly changing market. We are excited by the interest we are seeing in this platform. At the same time, we can help our mortgage customers be more efficient in a tough market by focusing on driving adoption of the rich stable of products we have already built, including Loan Officer Toolkit, Self-serve Prequalification, Blend Income, and Blend Close, as our customers seek to strengthen their competitiveness ahead of the next market upturn,” said Ghamsari.

“In alignment with our platform ambitions, we are also refining our leadership structure, including the appointment of Amir Jafari as our new Head of Finance & Administration. Amir’s strong leadership experience will serve Blend well as we scale. Amir’s appointment follows the recent addition of Dean Klinger to head Blend’s go-to-market activities; both have been instrumental in executing similar platform transitions in the software industry. I want to express my gratitude to Tim, Marc, and Crystal for their vital, tireless efforts in building Blend. Each expressed a desire to transition their roles and they are committed to a full transition path, including Tim continuing his Board role,” concluded Ghamsari.

Amir Jafari brings over 20 years of experience leading accounting, finance, investor relations and legal teams. Jafari brings a strong mix of leadership experience across established public companies and early-stage growth technology companies. He most recently served as Chief Financial Officer at Plastiq, a business payment platform and Reputation, a customer experience management company. Previously, Jafari spent five years at ServiceNow, where he helped create the Finance and Legal business unit, which he ultimately led as the VP and general manager. Prior to this, he served as the company’s vice president of finance and corporate controller. Jafari also served in a variety of FP&A roles across multiple companies in the semiconductor, consumer and distribution industry. Amir holds an MBA, Finance, Summa Cum Laude from San Jose State University, and a B.A. Economics from San Diego State University.

Additionally, Blend reported today that Erin Lantz has been appointed to the Board. Ms. Lantz, an innovative technology executive and board member, brings more than 20 years of experience building and scaling operations for leading real estate and financial service industry companies, including Zillow Group, Ethos, and Bank of America. Ms. Lantz fills the vacancy of Roger Ferguson, who is departing the Company’s Board of Directors to focus more time on his various other Board and business commitments.

Conference Call and Webcast Information

The Company will host a conference call and webcast today at 1:30 p.m. PT / 4:30 pm ET to discuss today’s announcement. Hosting the call will be Nima Ghamsari, co-founder and Head of Blend. The call will be webcast live from the Company's investor relations website at https://investor.blend.com. The conference call can also be accessed live over the phone by dialing (888) 300-3045, or (646) 568-1027 for international callers. A replay will be available after the call and can be accessed at the Company's investor relations website.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may relate to, but are not limited to, quotations of management, the reduction in force and expected impact, including expected cost savings, Blend’s announced business initiatives and the related goals, expectations and impacts, including changes in go-to-market and investment strategies, the planned transition to a platform business, projected expense reductions and expected timing for achievement, benefits of the initiatives for customers, and growth and efficiency expectations, Blend’s future results of operations or Blend’s financial performance, market size and growth opportunities,, as well as assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology that concern Blend’s expectations, strategy, plans or intentions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which such performance or results will be achieved, if at all.

Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include the risks that: our restructuring actions and business initiatives do not result in the desired outcomes or adversely affect our business, changes in economic conditions, such as mortgage interest rates, credit availability, real estate prices, inflation or consumer confidence, adversely affect our industry, markets and business, we fail to retain our existing customers or to acquire new customers in a cost-effective manner; our customers fail to maintain their utilization of our products and services; our relationships with any of our key customers were to be terminated or the level of business with them significantly reduced over time; we are unable to compete in highly competitive markets; we are unable to manage our growth; we are unable to make accurate predictions about our future performance due to our limited operating history in an evolving industry and evolving markets; we are unable to successfully integrate or realize the benefits of our acquisition of Title365; or impairment charges on certain assets have an adverse effect on our financial condition and results of operations. Further information on these risks and other factors that could affect our financial results are set forth in our filings with the Securities and Exchange Commission, including in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These factors could cause actual results, performance, or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. Except as required by law, Blend does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

About Blend

Blend is the infrastructure powering the future of banking. Financial providers — from large banks, fintechs, and credit unions to community and independent mortgage banks — use Blend’s platform to transform banking experiences for their customers. Blend powers billions of dollars in financial transactions every day. To learn more, visit blend.com.

Contact

press@blend.com